Exhibit 10.1

Securities purchase agreement

This Securities Purchase Agreement (this “Agreement”), is dated as of May 21, 2013, among GUIDED THERAPEUTICS, INC., a Delaware corporation (the “Company”), and each entity that is listed on the signature pages hereto. Each such entity, together with its successors and permitted assigns, is referred to herein as a “Purchaser,” and all such entities, together with their successors and permitted assigns, are collectively referred to herein as the “Purchasers.”

The Company proposes to issue and sell to the Purchasers an aggregate of up to 3,000 shares of the Company’s Series B Convertible Preferred Stock, par value $.001 per share (the “Preferred Stock”), at a purchase price of $1,000.00 per share, on the terms and subject to the conditions set forth in this Agreement.

The Preferred Stock will have the terms set forth in the certificate of designations designating the Preferred Stock in substantially the form attached hereto as Exhibit A (the “Preferred Stock Designation”). The Company will file the Preferred Stock Designation with the Delaware Secretary of State prior to and as a condition to the closing (the “Closing”) of the Transactions (defined below). The Preferred Stock will be mandatorily convertible into shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), subject to and in accordance with the terms and conditions of the Preferred Stock Designation.

The Purchasers will receive, on a pro rata basis, warrants, in substantially the form set forth in Exhibit B (the “Warrants”) to acquire up to that number of shares of Common Stock equal to 100% of the number of shares of Common Stock issuable upon conversion of the Preferred Shares (defined below), rounded to the nearest whole share of Common Stock for each Purchaser. The Warrants issuable to each Purchaser will be split evenly into two tranches, with one tranche subject to mandatory exercise upon the occurrence of certain events described therein.

The shares of Preferred Stock to be sold in the Private Placement are collectively referred to as the “Preferred Shares.” The shares of Common Stock into which the Preferred Shares are to be convertible are referred to as the “Conversion Shares.” The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to as the “Warrant Shares.” Collectively, the Preferred Shares, the Conversion Shares, and the Warrant Shares are referred to as the “Securities.” The conversion of the Preferred Stock into Common Stock is referred to herein as the “Conversion”.

The Securities will be offered and sold to the Purchasers in the private placement without being registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (collectively, the “Securities Act”), in reliance upon Section 4(a)(2) (“Section 4(a)(2)”) thereof and/or Regulation D (“Regulation D”) thereunder or Regulation S (“Regulation S”) thereunder. The Company has engaged SunTrust Robinson Humphrey to act as exclusive placement agent (the “Placement Agent”) for the offering of the Securities on a “best efforts” basis.

Holders of the Securities will be entitled to the benefits of a Resale Registration Rights Agreement (the “Resale Registration Rights Agreement”) to be entered into between the Company and the Purchasers pursuant to which the Company will agree, among other things, to file with the Commission a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Resale Registration Statement”) covering the resale of the Conversion Shares and the Warrant Shares, and to use its commercially reasonable efforts to cause the Resale Registration Statement to be declared effective within the time periods specified in the Resale Registration Rights Agreement.

The number of Preferred Shares to be purchased by each Purchaser hereunder is set forth on such Purchaser’s signature page. Each of the Purchasers is acting separately.

This Agreement, the Preferred Stock Designation, the form of Warrant, and the Resale Registration Rights Agreement are referred to herein collectively as the “Transaction Documents,” and the transactions contemplated hereby and thereby are referred to herein collectively as the “Transactions.”

The Company hereby confirms its agreement with each Purchaser as follows:

Section 1. Purchase and Sale of Securities.

(a)                Closing; Closing Date. Subject to the satisfaction or, where possible, waiver of the conditions set forth in Sections 5 and 6, at the closing (the “Closing”), the Company shall issue and sell to the Purchasers, and each Purchaser severally agrees to purchase from the Company on the Closing Date (as defined below), the amount of Preferred Shares and Warrants set forth on such Purchaser’s signature page to this Agreement. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City time, on a date as soon as practicable after the date hereof and as mutually agreed to by the Company and the Purchasers, but in no event later than the tenth business day following the date of this Agreement; provided, however, that if the Closing has not taken place on the Closing Date because of a failure to satisfy one or more of the conditions specified in Sections 5 or 6, “Closing Date” shall mean 10:00 a.m., New York City Time, on the first business day following satisfaction or waiver of all such conditions) after notification of satisfaction or waiver of the conditions to the Closing set forth in Sections 5 and 6. The Closing shall take place at the offices of Jones Day, Atlanta, Georgia.

(b)               Form of Payment. Except as may otherwise be agreed to among the Company and one or more of the Purchasers, on or prior to 12:00 p.m., New York City time, on the Closing Date, (i) each Purchaser shall wire its Investment Amount (as set forth on, and as defined in, each Purchaser’s signature page to this Agreement), in U.S. dollars and in immediately available funds, to the Company pursuant to the wire instructions set forth in Schedule 1; (ii) the Company shall irrevocably instruct the Transfer Agent to deliver to each Purchaser (pursuant to instructions set forth in the Investor Questionnaire attached as Exhibit C) one or more stock certificates, free and clear of all restrictive legends (except as expressly provided in this Agreement), evidencing the number of Preferred Shares such Purchaser is purchasing as is set forth on such Purchaser’s signature page to this Agreement next to the heading “Number of Securities to be Acquired,” within one business day after the Closing; and (iii) the Company shall deliver to each Purchaser (pursuant to instructions set forth in the Investor Questionnaire attached as Exhibit C) two or more Warrants (divided equally by Warrant Shares among two tranches, one tranche subject to mandatory exercise upon the occurrence of certain events described therein), free and clear of all restrictive legends (except as expressly provided in this Agreement), exercisable for that number of Warrant Shares equal to 100% of the number of Conversion Shares issuable to such Purchaser upon Conversion of such Purchaser’s Preferred Shares on the Closing Date, rounded to the nearest whole share of Common Stock.

Section 2. Representations and Warranties of Each Purchaser.

Each Purchaser, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company and the Placement Agent as follows:

(a)                Private Placement; Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on Section 4(a)(2), Regulation D or Regulation S under the Securities Act from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(b)               Purchaser Status. Each of the Purchasers acknowledges that (i) (A) it is an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and/or meets the definition of “qualified institutional buyers” as defined in Rule 144A(a)(1) under the Securities Act and (B) is not an entity formed for the sole purpose of acquiring the Securities; or (ii) it is not purchasing the Securities as a result of any “directed selling efforts,” within the meaning of Rule 902(k) of Regulation S and that such Purchaser is not a “U.S. Person,” within the meaning of Rule 902(k) of Regulation S and it is purchasing the Securities pursuant to an offshore transaction, as such terms are used in Regulation S.

(c)                No Public Sale or Distribution. Such Purchaser is acquiring the Securities for its own account and not with a view toward, or for resale in connection with, the public sale or distribution thereof in a manner that would violate the Securities Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities. As used in this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(d)               Independent Evaluation. Such Purchaser confirms and agrees that (i) it has independently evaluated the merits of its decision to purchase the Securities; (ii) such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of and receive answers from the Company; with the understanding that neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained herein; (iii) its investment in the Securities involves a high degree of risk and it is able to bear the economic risk of such investment; (iv) it has sufficient knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Securities and has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities; (v) it has not relied on the advice of, or any representations by, the Placement Agent or any affiliate thereof or any representative of the Placement Agent or its affiliates in making such decision; and (vi) neither the Placement Agent nor any of its representatives has any responsibility with respect to the completeness or accuracy of any information or materials furnished to such Purchaser in connection with the Transactions.

(e)                Legend(s). Such Purchaser understands that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, the certificates or other instruments representing the Securities, and all certificates or other instruments issued in exchange therefor or in substitution thereof, shall bear customary legend(s) referencing such restrictions on transferability, and that the Company will make a notation on its records and give instructions to any transfer agent of the Common Stock in order to implement the restrictions on transfer set forth and described herein.

(f)                Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(g)               Validity; Enforcement. This Agreement and the Resale Registration Rights Agreement have been authorized by all necessary corporate action of, and duly and validly executed and delivered on behalf of, such Purchaser and constitute the legal, valid and binding obligations of such Purchaser enforceable against such Purchaser in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(h)               No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the Resale Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(i)                 No Governmental Review. Such Purchaser understands that no U.S. agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(j)                 Transfer or Resale. Such Purchaser understands that: (i) the Securities have not been and will not be registered under the Securities Act or any U.S. state or non-U.S. securities laws; (ii) such Purchaser agrees that if it decides to offer, sell or otherwise transfer any of the Securities, such Securities may be offered, sold or otherwise transferred only: (A) pursuant to an effective registration statement under the Securities Act; (B) to the Company; (C) outside the United States in accordance with Regulation S under the Securities Act and in compliance with local laws; or (D) within the United States (1) in accordance with the exemption from registration under the Securities Act provided by Rule 144A thereunder, if available, and in compliance with any applicable state securities laws, or (2) in a transaction that does not require registration under the Securities Act or applicable state securities laws.

(k)               Filings. If required by applicable securities legislation, regulatory policy or order, or if required or requested by any securities commission, stock exchange or other regulatory authority, at the request of and at the sole expense of the Company, such Purchaser will use commercially reasonable efforts to execute, deliver and file and otherwise assist the Company in filing reports, questionnaires, undertakings and other documents with respect to the issue of the Securities.

(l)                 Residency. For purposes of U.S. securities laws, such Purchaser is a resident of that jurisdiction specified on its signature page to this Agreement.

(m)             U.S. Federal Taxation. Such Purchaser acknowledges that it has sought advice concerning the tax aspects of and tax considerations involved in acquiring and holding the Securities from an independent tax adviser that it has considered necessary to make an informed investment decision with respect to the U.S. federal income tax consequences, as well as with respect to the laws of any state, local or foreign jurisdiction that are applicable to such Purchaser, of owning and disposing of the Securities.

Section 3. Representations and Warranties of the Company.

Except as otherwise disclosed in the Exchange Act Documents (as defined below), the Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which are made as of such date), to each of the Purchasers and the Placement Agent as follows:

(a)                Exchange Act Compliance. The Company has filed with the Commission all documents (the “Exchange Act Documents”) required since January 1, 2012 under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”), and the Exchange Act Documents, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act. There are no contracts or other documents required to be described in such Exchange Act Documents or to be filed as exhibits to such Exchange Act Documents that have not been described or filed as required.

(b)               The Transaction Documents. The Company has all necessary power and authority to execute and deliver the Transaction Documents and to perform its obligations thereunder; each of the Transaction Documents has been duly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

(c)                The Securities. The Company has all necessary power and authority to issue and deliver the Preferred Shares; the Preferred Shares have been duly authorized, and, when duly issued and delivered to Purchasers, will be duly and validly issued, fully paid and nonassessable and will be issued in compliance with federal and state securities laws. The Company has all necessary power and authority to execute, issue and deliver the Warrants; the Warrants have been duly authorized for issuance and sale by the Company, will be in the form contemplated by the Transaction Documents and, when executed, countersigned and issued in accordance with the terms of thereof and delivered to and paid for by the Purchasers pursuant to this Agreement, will constitute valid and binding obligations of the Company, entitled to the benefits of the Transaction Documents, enforceable against the Company in accordance with their terms. The Company has all necessary power and authority to issue and deliver the Conversion Shares and the Warrant Shares; the Conversion Shares and the Warrant Shares have been duly reserved for issuance and have been duly authorized, and, when duly issued and delivered to holders of the Preferred Shares or the Warrants upon Conversion or upon exercising of the Warrants from time to time, respectively, the Conversion Shares and the Warrant Shares will be duly and validly issued, fully paid and nonassessable and will be issued in compliance with federal and state securities laws. None of the Securities will be issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.

(d)               No Applicable Registration or Other Similar Rights. There are no Persons with registration or other similar rights to have any equity or debt securities of the Company or any affiliate (as defined in Rule 501(b) of Regulation D) registered for sale under a registration statement, except for rights (i) contained in the Resale Registration Rights Agreement or (ii) as have been duly waived.

(e)                No Material Adverse Change. Since December 31, 2012: (i) there has been no material adverse change, or any development that would reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiary, considered as one entity (any such change, a “Material Adverse Change”); and (ii) the Company and its subsidiary, considered as one entity, have not incurred any material liability or obligation (including any off-balance sheet obligation), indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business.

(f)                Independent Accountants. UHY LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) contained in the Exchange Act Documents, are (i) independent public or certified public accountants as required by the Exchange Act, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X and (iii) a registered public accounting firm as defined by the Public Company Accounting Oversight Board.

(g)               Preparation of the Financial Statements. As of the date hereof, the financial statements contained in the Exchange Act Documents, present fairly in all material respects the consolidated financial position of the Company and its subsidiary as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity in all material respects with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. As of the date hereof, the financial data set forth in the Exchange Act Documents fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Exchange Act Documents.

(h)               Incorporation and Good Standing of the Company and its Subsidiary. Each of the Company and its subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Exchange Act Documents as of their date, and, in the case of the Company, to enter into and perform its obligations under the Transaction Documents. Each of the Company and its subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the financial position, stockholders’ equity, results of operations or business of the Company (a “Material Adverse Effect”).

(i)                 Capital Stock Matters. Schedule 3(i) sets forth as of the date hereof: (1) the authorized, issued and outstanding capital stock of the Company, (2) the shares of Common Stock issuable upon exercise of outstanding options, (3) the shares of Common Stock issuable upon exercise of outstanding warrants or warrants the Company is contractually obligated to issue, (4) the shares of Common Stock reserved pursuant to its stock option plan, and (5) the shares of Common Stock reserved pursuant to other contractual obligations. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or its subsidiary other than those described in Schedule 3(i). As of the date hereof and as of the Closing Date, the description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as set forth in the Exchange Act Documents constitutes and will constitute an accurate summary of the material terms and related issuances with respect to such plans, arrangements, options and rights.

(j)                 Exchange Act Registration; No Shell-Company Status. The shares of Common Stock are registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the shares of Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company is not, and has never been, a “shell company” for purposes of Rule 144(i) of the Securities Act.

(k)               Purchasers; Compliance With Rule 502(d). The Company will exercise reasonable care to assure that the Purchasers are not “underwriters” within the meaning of Section 2(a)(11) of the Securities Act and, without limiting the foregoing, that such purchases will comply with Rule 502(d) under the Securities Act.

(l)                 Compliance with Laws. The Company has not been advised, and has no reason to believe, that it and its subsidiary are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Change.

(m)             No Violation or Default. The Company and its subsidiary are not in, and the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the Transactions will not result in a, (i) violation of any term of or in default under its certificate of incorporation, bylaws or other organizational document, (ii) violation of any judgment, decree or order or any law, statute, ordinance, rule or regulation (including federal U.S. and state and non-U.S. securities laws) applicable to the Company and its subsidiary, and the Company and its subsidiary will not conduct their business in violation of any of the foregoing, and (iii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any material term, covenant or condition contained in, or give to others any rights of termination, amendment, acceleration or cancellation of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiary is a party or by which the Company or its subsidiary are bound or to which any of the property or assets of the Company or its subsidiary is subject, except, in the case of clauses (ii) and (iii), for such violations as would not be reasonably expected to have a Material Adverse Effect.

(n)               Consents. Other than (1) the filing of a Form D with respect to the Securities as required under Regulation D, (2) such filings required under applicable securities or Blue Sky laws of the states of the United States, and (3) such filings contemplated by the Resale Registration Rights Agreement (all of the foregoing, the “Required Approvals”), the Company and its subsidiary are not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for the Company to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof or to consummate the Transactions.

(o)               No Directed Selling Efforts. None of the Company, its affiliates nor any Person acting on its or their behalf (other than the Placement Agent in connection with this Agreement) has engaged or will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities and each of the Company, its affiliates and any Person acting on its or their behalf (other than the Placement Agent in connection with this Agreement) has complied and will comply with the offering restrictions requirement of Regulation S.

(p)               No Registration. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 2 and each Purchaser’s compliance with their agreements set forth in the Transaction Documents, it is not necessary in connection with the offer, issuance, sale and delivery of the Securities in the manner contemplated by this Agreement and the other Transaction Documents to register the offer or sale of any of the Securities under the Securities Act.

(q)               No General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

(r)                 No Integrated Offering. Neither the Company, nor any of its affiliates, or any Person acting on its behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act. None of the Company, its affiliates, or any Person acting on its behalf, will take any action or steps referred to in the preceding sentence that would require registration of the offer, issuance or sale of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

(s)                No Offer and Sale Within Six Months. The Company has not sold or issued any security of the same or similar class or series as any of the Securities or any security convertible into any of the Securities during the six-month period preceding the earlier of the date of this Agreement and the Closing Date, including any sales pursuant to Rule 144A or Regulation D (other than shares issued pursuant to employee or director benefit plans, qualified stock options plans, for other employee or director compensation purposes, or pursuant to outstanding options, rights or warrants), and has no intention of making, and will not make, an offer or sale of such securities, for a period of six months after the date of this Agreement, except for the offering of Securities as contemplated by this Agreement and the Resale Registration Rights Agreement. As used in this paragraph, the terms “offer” and “sale” have the meanings specified in Section 2(a)(3) of the Securities Act.

(t)                 QIBs; Accredited Investor or Non-U.S. Person. The Company will not offer or sell any of the Securities to any Person whom it reasonably believes is not (i) a “qualified institutional buyer” as defined in Rule 144A; (ii) an institutional “accredited investor” (as defined in clauses (1), (2), (3) and (7) of Rule 501(a) of Regulation D); or (iii) a non-U.S. Person as defined under Regulation S of the Securities Act.

(u)               All Necessary Permits, etc. The Company and its subsidiary each possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or other applicable regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor its subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

(v)               Intellectual Property Rights. The Company and its subsidiary own or possess sufficient trademarks, service marks, trade names, patents, patent rights, copyrights, domain names, licenses, approvals, trade secrets, inventions, know-how (including unpatented and/or unpatentable proprietary or confidential information, systems or procedures), licenses and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted. Neither the Company nor its subsidiary has received any notice of infringement or conflict with asserted Intellectual Property Rights of others. As of the date hereof and as of the Closing Date, the Company is not and will not be a party to or bound by any material options, licenses or agreements with respect to the Intellectual Property Rights of any other Person except as described in the Exchange Act Documents or as will be described in the Exchange Act Documents. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company’s knowledge, any of its officers, directors or employees or otherwise in violation of the rights of any Persons.

(w)             Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, government agency, self-regulatory organization or body pending or, to the best knowledge of the Company, (i) threatened against or affecting the Company, its subsidiary, or any of the officers or directors of the Company or its subsidiary in their capacities as such or (ii) that questions the validity of the Transaction Documents or the right of the Company to enter into or perform the Transaction Documents, nor is there any litigation pending or, to the Company's knowledge, threat thereof, against the Company or its subsidiary by reason of the activities presently conducted or proposed to be conducted by the Company or its subsidiary, nor, to the Company’s knowledge, is there any basis therefor.

(x)               Insurance. Each of the Company and its subsidiary are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiary against theft, damage, destruction, acts of vandalism and earthquakes. The Company has no reason to believe that it or its subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor its subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

(y)               Tax Law Compliance. The Company and its consolidated subsidiary have filed all necessary federal and state income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 3(g) in respect of all federal and state and income and franchise taxes for all periods as to which the tax liability of the Company or its consolidated subsidiary has not been finally determined.

(z)                Company Not an “Investment Company.” The Company is not, and after receipt of payment for the Securities will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”) and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(aa)            Brokers. Except for the Placement Agent, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of the Transactions.

Section 4. Covenants.

(a)                Reasonable Best Efforts. Each party shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

(b)               Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to comply with any applicable state securities and “Blue Sky” laws in connection with the sale of the Securities. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(c)                Securities Laws Disclosure; Publicity. No later than 9:30 a.m., New York City time, on the first business day after the date of this Agreement, the Company shall issue a press release (the “Press Release”) in a form reasonably acceptable to the Placement Agent disclosing all material terms of the Transactions. On or before 5:30 p.m., New York City time, on the fourth business day immediately following the execution of this Agreement, the Company will file a current report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such current report on Form 8-K the Transaction Documents). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or an Affiliate of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency, without the prior written consent of such Purchaser, except (1) as required by federal securities law in connection with (A) any registration statement contemplated by the Resale Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (2) to the extent such disclosure is required by law or request of the Staff of the Commission, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (2). From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company or any of its officers, directors, employees or agents, that is not disclosed in the Press Release, unless a Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. Each Purchaser, severally and not jointly with the other Purchasers, covenants that it will comply with the provisions of any confidentiality or nondisclosure agreement executed by it and, in addition, until such time as the transactions contemplated by this Agreement are required to be publicly disclosed by the Company as described in this Section 4(c), such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(d)               Fees and Expenses. Each party to this Agreement shall bear its own expenses in connection with the offer and sale of the Securities to the Purchasers. The Company shall pay the fees of its transfer agent in connection with the offer and sale of the Securities to the Purchasers.

(e)                Financial Information. For so long as any Securities remain outstanding, the Company will make available to the Purchasers and any holder of Securities in connection with any sale thereof and any prospective purchaser of Securities, in each case upon request, the information specified in, and meeting the requirements of, Regulation D under the Securities Act (or any successor thereto).

(f)                Reporting Status. During the period beginning on the Closing Date and ending on the earlier of the second anniversary of the Closing Date and the date none of the Securities remain outstanding, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(g)               Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, free of pre-emptive rights, after the Closing Date, a number of shares of Common Stock sufficient for the purpose of enabling the Company to issue the Conversion Shares upon the Conversion and the Warrant Shares upon exercise of the Warrants.

(h)               Issuance Limitation. During the period beginning on the date of this Agreement and ending on the 30th day following the Effective Date (as defined in the Resale Registration Rights Agreement), the Company shall not issue, sell or exchange, or agree or obligate itself to issue, sell or exchange or reserve, agree to or set aside for issuance, sale or exchange, (1) any shares of Common Stock, (2) any other equity security of the Company, including, without limitation, shares of preferred stock, (3) any other security of the Company which by its terms is convertible into or exchangeable or exercisable for any equity security of the Company, or (4) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such security described in the foregoing clauses (1) through (3); provided, however, that the foregoing shall not apply to any issuance of shares of Common Stock or Common Stock equivalents (A) upon the exercise of any options or warrants outstanding, (B) upon the exercise of any Warrants or upon the Conversion, or (C) to employees, directors, or consultants pursuant to any stock option or equity incentive plan or other compensation plan, program, agreement or arrangement as long as, in the case of clauses (A) and (C), the terms of any such options, warrants, plan, programs, agreements, or arrangements are not materially amended.

Section 5. Conditions to the Company’s Obligation to Sell.

The obligation of the Company hereunder to issue and sell the Securities to the Purchasers at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Purchaser with prior written notice thereof:

(a)                Each Purchaser shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company, and shall have delivered to the Company a fully completed and executed Investor Questionnaire, satisfactory to the Company, in the form attached as Exhibit C to this Agreement and Selling Stockholder Questionnaire, satisfactory to the Company, in the form attached as Annex B to the Registration Rights Agreement.

(b)               Each Purchaser shall have delivered to the Company such Purchaser’s Investment Amount no later than 12:00 p.m. New York City time on the Closing Date by wire transfer of immediately available funds pursuant to the wire instructions set forth on Schedule 1 hereto.

(c)                The representations and warranties of each Purchaser contained herein shall be true and correct as of the date when made and as of the Closing Date as though made at that time and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser, as applicable, at or prior to the Closing Date.

(d)               No injunction, restraining order, action or order of any nature by a governmental or regulatory authority shall have been issued, taken or made or no action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority of competent jurisdiction that would, prior to or as of the Closing Date, prevent or materially interfere with the consummation of the Transactions.

Section 6. Conditions to the Purchasers’ Obligation to Purchase.

The obligation of each Purchaser hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Purchasers’ several and sole benefit and may be waived by each Purchaser at any time in such Purchaser’s sole discretion by providing the Company with prior written notice thereof:

(a)                The Company shall have executed and delivered, or caused to be delivered, to each Purchaser (i) each of the Transaction Documents to which it is a party; (ii) pursuant to instructions set forth in the Investor Questionnaire attached as Exhibit C, facsimile copies of one or more stock certificates, free and clear of all restrictive legends except as provided for in this Agreement, evidencing the number of Preferred Shares such Purchaser is purchasing as is set forth on such Purchaser’s signature page to this Agreement next to the heading “Number of Preferred Shares to be Acquired,” with the original stock certificates delivered by the Company’s transfer agent within one business day after the Closing; and (iii) and two or more Warrants exercisable, in the aggregate, for that number of Warrant Shares equal to 100% of the number of Conversion Shares issuable to such Purchaser upon Conversion of such Purchaser’s Preferred Shares on the Closing Date (divided equally by Warrant Shares among two tranches, one tranche subject to mandatory exercise upon the occurrence of certain events described therein), rounded to the nearest whole share of Common Stock.

(b)               The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall have been true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company, as applicable, at or prior to the Closing Date. Each Purchaser or its agent shall have received a certificate, executed by an authorized officer of the Company, dated as of the Closing Date, to the foregoing effect.

(c)                No injunction, restraining order, action or order of any nature by a governmental or regulatory authority shall have been issued, taken or made or no action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority of competent jurisdiction that would, prior to or as of the Closing Date, prevent or materially interfere with the consummation of the Transactions; and no stop order suspending the qualification or exemption from qualification of any of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or, to the knowledge of the Company, be pending or contemplated as of the Closing Date.

(d)               The Company shall not have received any material non-public communications (verbal or written) from the U.S. Food and Drug Administration pertaining to the regulatory review of the LuViva product for cervical cancer.

(e)                There shall not have occurred any event or condition which has had, or would reasonably be expected to have, a material adverse effect on the Company’s business, financial condition, results of operations, assets, liabilities or prospects, in each case taken as a whole.

(f)                Each Purchaser or its agent shall have received an opinion of Jones Day, counsel to the Company, dated the Closing Date, addressed to each such Purchaser, in substantially the form attached hereto as Exhibit D, and the Placement Agent shall have received a customary reliance letter with regard to such opinion.

(g)               The Company shall have delivered duly executed irrevocable transfer agent instructions acknowledged in writing by the Company’s transfer agent instructing the transfer agent to deliver the certificates referred to in Section 6(a).

(h)               The Company shall have delivered to each Purchaser a Secretary’s certificate certifying to (i) the formation and good standing of the Company in its jurisdiction of organization; (ii) qualification by such entity as a foreign corporation and good standing issued by the Secretary of State of the State of Georgia as of a date within 30 days of the Closing Date; and (iii) (a) the resolutions as adopted by the Company’s Board of Directors authorizing the Transaction Documents and the Transactions, and (b) the accuracy of attached copies of the certificate of incorporation and bylaws of the Company and such other matters as reasonably requested by the Purchasers and as are customary for similar transactions.

Section 7. Termination; Survival. This Agreement may be terminated and the sale and purchase of the Securities abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on the 11th business day after the date of this Agreement; provided, however, that the right to terminate this Agreement under this Section 7(a) shall not be available to any party whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 7(a) shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of the Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under the Transaction Documents. In the event of a termination pursuant to this Section 7(a), the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section 7(a), the Company and the non-terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

Section 8. Indemnification.

(a)                In consideration of each Purchaser’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the other obligations of the Company under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Purchaser and such Purchasers’ stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (each, an “Indemnitee” and collectively, the “Indemnitees”), as incurred, from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by each of the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. If a third party claim in respect of Indemnified Liabilities involves more than one Indemnitee, the Indemnitees shall conduct the defense through the same legal counsel, at indemnitor’s expense, acceptable to all Indemnitees, provided that an Indemnitee may employ separate counsel, at indemnitor’s expense, if representation by the same legal counsel would be inappropriate due to differing interests between the Indemnitees.

Section 9. Miscellaneous.

(a)                Notices. Any notice or other communication required or permitted to be provided hereunder shall be in writing and shall be delivered in Person or by first class mail (registered or certified, return receipt requested), facsimile, or overnight air courier guaranteeing next day delivery. The address for such notices and communications shall be as follows:

If to the Company:

5835 Peachtree Corners East, Suite D
Atlanta, Georgia 30092
Attn: Chief Executive Officer
Facsimile: 770-242-8639

With a copy to:

Jones Day
1420 Peachtree Street, N.E.
Suite 800
Atlanta, Georgia 30309
Attn: John E. Zamer
Facsimile: 404-581-8330

If to a Purchaser:

To the address set forth under such Purchaser’s name on its signature page to this Agreement, or such other address as may be designated in writing hereafter by such Purchaser.

All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Failure to provide a notice or communication to one party hereto or any defect in it shall not affect its sufficiency with respect to other parties hereto.

(b)               Adjustments in Securities Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of Securities or a price per Security shall be deemed to be amended to appropriately account for such event. The Company shall give to each Purchaser notice of any such event described hereinabove within one (1) business day of its occurrence, or of any notice given or announcement in respect thereof.

(c)                Independent Nature of Purchaser’s Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of each other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchaser as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document. Each Purchaser acknowledges that no other Purchaser will be acting as agent of such Purchaser in enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any Purchaser.

(d)               Governing Law; Jurisdiction; Jury Trial; Etc. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

(e)                Amendments and Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding or having the right to acquire 66 2/3% of the Securities at the time of such amendment (which amendment shall be binding on all Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought; provided, that any amendment, waiver modification or supplement of this Agreement that modifies the Investment Amount of, or number of Securities to be acquired by, any Purchaser may be effected only pursuant to a written instrument signed by the Company and such Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Securities.

(f)                Entire Agreement. This Agreement supersedes all other prior oral or written agreements among the parties hereto and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of the parties hereto makes any representation, warranty, covenant or undertaking with respect to such matters.

(g)               Successors and Assigns. This Agreement binds and benefits the parties and their respective permitted successors and assigns. This Section 9(g) does not address, directly or indirectly, whether a party may assign its rights or delegate its performance under this Agreement.

(h)               No Assignment; No Delegation. No party may assign any of its rights under this Agreement, except with the prior written consent of the other parties, provided a Purchaser may assign without consent its rights to purchase Securities to an affiliate or any Person that shares a common discretionary investment adviser with the Purchaser. All assignments of rights are prohibited under this Agreement, whether they are voluntary or involuntary, by merger (regardless of whether the party is the surviving or disappearing entity), consolidation, dissolution, operation of law, or any other manner. For purposes of this Section 9(h), a “change of control” is deemed an assignment of rights. No party may delegate any performance under this Agreement. Any purported assignment of rights or delegation of performance in violation of this Section 9(h) is void.

(i)                 Execution. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, or by email delivery of a “.pdf” format data file, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or digital signature were the original thereof.

(j)                 Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement remain in full force, if the essential terms and conditions of this Agreement for each party remain valid, binding, and enforceable.

(k)               No Construction Against the Drafter. Each party has participated in negotiating and drafting this Agreement, so if an ambiguity or question of intent or interpretation arises, this Agreement is to be construed as if the parties had drafted it jointly, as opposed to being construed against a party because it was responsible for drafting one or more provisions of this Agreement.

(l)                 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(m)             No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that (i) the Placement Agent is an intended third party beneficiary of (A) the Purchasers’ representations and warranties set forth in Section 2 and (B) the Company’s representations and warranties set forth in Section 3 and (ii) the Placement Agent shall be entitled to rely upon the legal opinion identified in Section 6(f) pursuant to the reliance letter referenced in Section 6(f).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

GUIDED THERAPEUTICS, INC.

By: _/s/ Mark L. Faupel___________________
Name: Mark L. Faupel, Ph.D.
Title: President and Chief Executive Officer

NAME OF PURCHASER:

Cranshire Capital Master Fund, Ltd. ___ _____

By: /s/ Keith A. Goodman
Name: Keith A. Goodman

Title: Authorized Signatory

Aggregate Purchase Price (“Investment Amount”):

$200,000.24___________

Number of Preferred Shares to be Acquired:

200___________________

Warrants to be Acquired (number of Warrant Shares, to be split into two equal tranches):

294,118________________

Tax ID No.: ____________________

Address for Notice/Residency of Purchaser:

__________________________________
__________________________________
__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

NAME OF PURCHASER:

Equitec Specialists, LLC ___ _____

By: /s/ Keith A. Goodman
Name: Keith A. Goodman

Title: Authorized Signatory

Aggregate Purchase Price (“Investment Amount”):

$50,000.40 __________

Number of Preferred Shares to be Acquired:

50_ __________________

Warrants to be Acquired (number of Warrant Shares, to be split into two equal tranches):

73,530_________________

Tax ID No.: ____________________

Address for Notice/Residency of Purchaser:

__________________________________
__________________________________
__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

NAME OF PURCHASER:

Ronald Hart ___ _____

By: /s/ Ronald Hart
Name: Ronald Hart

Title:

Aggregate Purchase Price (“Investment Amount”):

$ 25,000.00 __________

Number of Preferred Shares to be Acquired:

25____________________

Warrants to be Acquired (number of Warrant Shares, to be split into two equal tranches):

36,765_________________

Tax ID No.: ____________________

Address for Notice/Residency of Purchaser:

__________________________________
__________________________________
__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

NAME OF PURCHASER:

Capital Ventures International by Heights Capital Management its Authorized Agent ___ _____

By: /s/ Martin Kobinger
Name: Martin Kobinger

Title: Investment Manager

Aggregate Purchase Price (“Investment Amount”):

$300,000 __________

Number of Preferred Shares to be Acquired:

300______________________

Warrants to be Acquired (number of Warrant Shares, to be split into two equal tranches):

441,176_________________

Tax ID No.: ____________________

Address for Notice/Residency of Purchaser:

__________________________________
__________________________________
__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

NAME OF PURCHASER:

John E. Imhoff ___ _____

By: /s/ John E. Imhoff
Name: John E. Imhoff

Title:

Aggregate Purchase Price (“Investment Amount”):

$ 500,000.00 __________

Number of Preferred Shares to be Acquired:

500____________________

Warrants to be Acquired (number of Warrant Shares, to be split into two equal tranches):

735,294_________________

Tax ID No.: ____________________

Address for Notice/Residency of Purchaser:

__________________________________
__________________________________
__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

NAME OF PURCHASER:

Lynne H. Imhoff ___ _____

By: /s/ Lynne H. Imhoff
Name: Lynne H. Imhoff

Title:

Aggregate Purchase Price (“Investment Amount”):

$ 100,000.00 __________

Number of Preferred Shares to be Acquired:

100____________________

Warrants to be Acquired (number of Warrant Shares, to be split into two equal tranches):

147,059_________________

Tax ID No.: ____________________

Address for Notice/Residency of Purchaser:

__________________________________
__________________________________
__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

NAME OF PURCHASER:

Alpha Capital Anstalt ___ _____

By: /s/ Konrad Ackermann
Name: Konrad Ackermann

Title: Director

Aggregate Purchase Price (“Investment Amount”):

$ 500,000.00 __________

Number of Preferred Shares to be Acquired:

500____________________

Warrants to be Acquired (number of Warrant Shares, to be split into two equal tranches):

735,294_________________

Tax ID No.: ____________________

Address for Notice/Residency of Purchaser:

__________________________________
__________________________________
__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

NAME OF PURCHASER:

Dolores Maloof ___ _____

By: /s/ Dolores Maloof
Name: Dolores Maloof

Title:

Aggregate Purchase Price (“Investment Amount”):

$ 102,000.00 __________

Number of Preferred Shares to be Acquired:

102____________________

Warrants to be Acquired (number of Warrant Shares, to be split into two equal tranches):

150,000_________________

Tax ID No.: ____________________

Address for Notice/Residency of Purchaser:

__________________________________
__________________________________
__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

NAME OF PURCHASER:

David B. Musket ___ _____

By: /s/ David B. Musket
Name: David B. Musket

Title:

Aggregate Purchase Price (“Investment Amount”):

$ 450,000.00 __________

Number of Preferred Shares to be Acquired:

450 ___________________

Warrants to be Acquired (number of Warrant Shares, to be split into two equal tranches):

661,765_________________

Tax ID No.: ____________________

Address for Notice/Residency of Purchaser:

__________________________________
__________________________________
__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

NAME OF PURCHASER:

Promed Partners, L.P. ___ _____

By: /s/ David B. Musket
Name: David B. Musket

Title: General Partner

Aggregate Purchase Price (“Investment Amount”):

$ 150,000.00 __________

Number of Preferred Shares to be Acquired:

150 ___________________

Warrants to be Acquired (number of Warrant Shares, to be split into two equal tranches):

220,588_________________

Tax ID No.: ____________________

Address for Notice/Residency of Purchaser:

__________________________________
__________________________________
__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

NAME OF PURCHASER:

The Whittemore Collection, Ltd. ___ _____

By: /s/ Stephen J. Suddney
Name: Stephen J. Suddney

Title: Vice President

Aggregate Purchase Price (“Investment Amount”):

$ 100,000.00 __________

Number of Preferred Shares to be Acquired:

100 ___________________

Warrants to be Acquired (number of Warrant Shares, to be split into two equal tranches):

147,059_________________

Tax ID No.: ____________________

Address for Notice/Residency of Purchaser:

__________________________________
__________________________________
__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:

(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: ______________________